Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

First Quarter Fiscal 2020 Financial Results

NEWARK, CA – December 19, 2019 – SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH), today reported financial results for the first quarter of fiscal 2020 ended November 29, 2019.

First Quarter Fiscal 2020 Highlights:

•Net sales of $272.0 million

•Adjusted EBITDA of $23.5 million

•GAAP diluted EPS of $0.01

•Non-GAAP diluted EPS of $0.55

•Increase cash and equivalents to $111.4 million

•Reduce net long-term debt to $200.3 million

“In the first quarter of fiscal 2020, our Memory businesses, Specialty Memory Products and Brazil memory performed at or above expectations. In our Specialty Compute business, our two new acquisitions in July 2019 performed as expected, while our high performance computing business, Penguin Computing, experienced worse than expected seasonal weakness. We remain disciplined in managing our operating model and continue to drive improvements across all of our businesses. During the quarter, we meaningfully increased our cash position while reducing our debt. Overall we were able to increase non-GAAP EPS quarter-over-quarter in a difficult memory market,” commented Ajay Shah, Chairman and CEO.

“In Brazil, having completed our first full quarter under the new points-based system for local manufacturing, we are encouraged by the results with units and revenues increasing from the previous quarter,” continued Mr. Shah.

“Looking forward, we continue to see improvement in our Memory related businesses and expect our second quarter to be the low point in this market,” concluded Mr. Shah.

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q1 FY20	Q4 FY19	Q1 FY19	Q1 FY20	Q4 FY19	Q1 FY19
Net sales	$272.0	$278.4	$393.9	$272.0	$278.4	$393.9
Gross profit	$54.3	$52.3	$85.1	$55.7	$53.4	$85.6
Operating income	$5.9	$11.4	$47.8	$18.2	$18.0	$54.4
Net income	$0.2	$5.6	$31.0	$13.4	$11.9	$40.6
Diluted earnings per share (EPS)	$0.01	$0.24	$1.33	$0.55	$0.50	$1.75

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the second quarter of fiscal 2020 ending February 28, 2020. These statements are forward-looking and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales	$265 to $275 million
Gross Margin - GAAP / Non-GAAP	19% to 21%
Diluted EPS - GAAP	$0.14 ± $0.05

Share-based compensation per share	$0.22
Intangible amortization per share	$0.14

Diluted EPS - Non-GAAP	$0.50 ± $0.05

Expected diluted share count	24.0 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific time, 4:30 p.m. Eastern time. Dial-in US toll free +1-866-487-6452 using access code 4198684.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056; Passcode: 4198684.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; trade regulations and relations; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, and non-GAAP net income per diluted share. We define Adjusted EBITDA as GAAP net income plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related expenses, integration expenses and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude share-based compensation expense, intangible amortization expense, acquisition-related expenses and other infrequent or unusual expenses, and with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings

The SMART lines of business are leading designers and manufacturers of electronic products focused on memory and computing technology areas. The company specializes in application specific product development and support for customers in enterprise, government and OEM sales channels. Customers rely on SMART as a strategic supplier with top tier customer service, product quality, and technical support with engineering, sales, manufacturing, supply chain and logistics capabilities worldwide. The company targets customers in markets such as communications, storage, networking, mobile, industrial automation, industrial internet of things, government, military, edge computing and high performance computing.  SMART operates in three primary product areas: specialty memory products, Brazil products and specialty compute and storage solutions.

See www.smartgh.com, www.smartm.com, www.smartembedded.com, www.smartsscs.com and www.penguincomputing.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended
	November 29, 2019	August 30, 2019	November 30, 2018
Net sales:
Specialty Memory Products	$103,529	$104,634	$139,949
Brazil Products	93,999	89,123	199,279
Specialty Compute and Storage Solutions	74,490	84,643	54,651
Total net sales	272,018	278,400	393,879
Cost of sales (1)(2)	217,698	226,108	308,810
Gross profit	54,320	52,292	85,069
Operating expenses:
Research and development (1)	14,886	13,536	11,816
Selling, general and administrative (1) (2)	33,553	30,024	25,454
Change in estimated fair value of acquisition-related
contingent consideration	—	(2,700)	—
Total operating expenses	48,439	40,860	37,270
Income from operations	5,881	11,432	47,799
Other income (expense):
Interest expense, net	(4,492)	(4,567)	(5,875)
Other income (expense):	(840)	819	(3,329)
Total other expense	(5,332)	(3,748)	(9,204)
Income before income taxes	549	7,684	38,595
Provision for income taxes	325	2,059	7,619
Net income	$224	$5,625	$30,976

Earnings per share:
Basic	$0.01	$0.24	$1.37
Diluted	$0.01	$0.24	$1.33
Shares used in computing per-share calculation:
Basic	23,713	23,366	22,595
Diluted	24,286	23,825	23,257

(1) Includes share-based compensation expense as follows:
Cost of sales	$730	$682	$545
Research and development	744	687	634
Selling, general and administrative	4,482	4,194	2,876
Total stock-based compensation expense	$5,956	$5,563	$4,055

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$647	$436	$16
Selling, general and administrative	2,766	2,165	961
Total amortization expense	$3,413	$2,601	$977

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended
	November 29, 2019	August 30, 2019	November 30, 2018
Reconciliation of gross profit:
GAAP gross profit	$54,320	$52,292	$85,069
GAAP gross margin	20.0%	18.8%	21.6%
Add: Share-based compensation included in cost of sales	730	682	545
Add: Amortization of intangible assets	647	436	16
Non-GAAP gross profit	$55,697	$53,410	$85,630
Non-GAAP gross margin	20.5%	19.2%	21.7%

Reconciliation of operating expenses:
GAAP operating expenses	$48,439	$40,860	$37,270
Less: Share-based compensation expense included in opex
Research and development	744	687	634
Selling, general and administrative	4,482	4,194	2,876
Total	5,226	4,881	3,510
Less: Amortization of intangible assets included in opex
Selling, general and administrative	2,766	2,165	961
Total	2,766	2,165	961
Less: Legal fees - term loan (payment holiday)	—	—	126
Less: Acquisition-related costs	946	1,068	1,423
Less: Integration expenses	2,052	—	—
Less: Contingent consideration fair value adjustment	—	(2,700)	—
Non-GAAP operating expenses	$37,449	$35,446	$31,250

Reconciliation of income from operations:
GAAP income from operations	$5,881	$11,432	$47,799
GAAP operating margin	2.2%	4.1%	12.1%
Add: Share-based compensation expense	5,956	5,563	4,055
Add: Amortization of intangible assets	3,413	2,601	977
Add: Legal fees - term loan (payment holiday)	—	—	126
Add: Acquisition-related costs	946	1,068	1,423
Add: Integration expenses	2,052	—	—
Add: Contingent consideration fair value adjustment	—	(2,700)	—
Non-GAAP income from operations	$18,248	$17,964	$54,380
Non-GAAP operating margin	6.7%	6.5%	13.8%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results (continued)

(In thousands, except per share data)

	Three Months Ended
	November 29, 2019	August 30, 2019	November 30, 2018
Reconciliation of income before income taxes:
GAAP income before income taxes	$549	$7,684	$38,595
Add: Share-based compensation expense	5,956	5,563	4,055
Add: Amortization of intangible assets	3,413	2,601	977
Add: Legal fees - term loan (payment holiday)	—	—	126
Add: Acquisition-related costs	946	1,068	1,423
Add: Integration expenses	2,052	—	—
Add: Contingent consideration fair value adjustment	—	(2,700)	—
Add: Foreign currency (gains)/losses	911	(332)	3,384
Non-GAAP income before income taxes	$13,827	$13,884	$48,560

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$325	$2,059	$7,619
GAAP effective tax rate	59.2%	26.8%	19.7%
Tax effect of adjustments to GAAP results	(91)	33	(338)
Non-GAAP provision for income taxes	$416	$2,026	$7,957
Non-GAAP effective tax rate	3.0%	14.6%	16.4%

Reconciliation of net income and earnings per share (diluted):
GAAP net income	$224	$5,625	$30,976
Adjustments to GAAP net income:
Share-based compensation	5,956	5,563	4,055
Amortization of intangible assets	3,413	2,601	977
Legal fees - term loan (payment holiday)	—	—	126
Acquisition-related costs	946	1,068	1,423
Integration expenses	2,052	—	—
Contingent consideration fair value adjustment	—	(2,700)	—
Foreign currency (gains)/losses	911	(332)	3,384
Tax effect of items excluded from non-GAAP results	(91)	33	(338)
Non-GAAP net income	$13,411	$11,858	$40,603

Shares used in computing earnings per share (diluted)	24,286	23,825	23,257
Non-GAAP earnings per share (diluted)	$0.55	$0.50	$1.75

GAAP earnings per share (diluted)	$0.01	$0.24	$1.33

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted EBITDA

(In thousands)

	Three Months Ended
	November 29, 2019	August 30, 2019	November 30, 2018
GAAP net income	$224	$5,625	$30,976
Share-based compensation expense	5,956	5,563	4,055
Amortization of intangible assets	3,413	2,601	977
Interest expense, net	4,492	4,567	5,875
Provision for income tax	325	2,059	7,619
Depreciation	6,131	6,452	5,431
Legal fees - term loan (payment holiday)	—	—	126
Acquisition-related costs(1)	946	1,068	1,423
Integration expenses	2,052	—	—
Contingent consideration fair value adjustment(1)	—	(2,700)	—
Adjusted EBITDA	$23,539	$25,235	$56,482

(1) Amounts in FY20 & FY19 related to acquisitions of new business, SMART EC & Wireless (July 2019) and Penguin Computing (June 2018).

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	November 29,	August 30,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$111,389	$98,139
Accounts receivable, net	228,782	217,433
Inventories	159,999	118,738
Prepaid expenses and other current assets	32,158	37,950
Total current assets	532,328	472,260
Property and equipment, net	63,902	68,345
Operating lease right-of-use assets	27,211	—
Other noncurrent assets	13,512	12,784
Intangible assets, net	65,912	69,325
Goodwill	79,868	81,423
Total assets	$782,733	$704,137
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$224,213	$164,866
Accrued liabilities	52,723	48,980
Current portion of long-term debt	23,039	24,054
Total current liabilities	299,975	237,900
Long-term debt	177,303	182,450
Long-term operating lease liabilities	23,452	—
Other long-term liabilities	10,219	10,327
Total liabilities	510,949	430,677
Shareholders’ equity:
Ordinary shares	718	712
Additional paid-in capital	294,332	285,994
Accumulated other comprehensive loss	(188,110)	(177,866)
Retained earnings	164,844	164,620
Total shareholders’ equity	271,784	273,460
Total liabilities and shareholders’ equity	$782,733	$704,137

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended
	November 29, 2019	August 30, 2019	November 30, 2018
Cash flows from operating activities:
Net income	$224	$5,625	$30,976
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,544	9,054	6,408
Share-based compensation	5,956	5,563	4,055
Provision for doubtful accounts receivable and sales returns	73	(66)	(104)
Deferred income tax benefit	(970)	(1,149)	403
Loss on disposal of property and equipment	(42)	56	3
Amortization of debt discounts and issuance costs	734	718	685
Amortization of operating lease right-of-use assets	1,114	—	—
Change in fair value of contingent consideration	—	(2,700)	—
Changes in operating assets and liabilities:
Accounts receivable	(13,688)	27,582	(89,441)
Inventories	(42,206)	19,312	30,576
Prepaid expenses and other assets	5,110	(3,393)	(3,182)
Accounts payable	60,438	(19,684)	48,574
Operating lease liabilities	(1,082)	—	—
Accrued expenses and other liabilities	62	8,023	6,399
Net cash provided by (used in) operating activities	25,267	48,941	35,352
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(5,158)	(3,321)	(13,384)
Proceeds from sale of property and equipment	42	10	21
Acquisitions of business, net of cash acquired	—	(75,940)	—
Net cash used in investing activities	(5,116)	(79,251)	(13,363)
Cash flows from financing activities:
Long-term debt payment	(6,435)	(1,680)	(1,657)
Proceeds from borrowings under revolving line of credit	12,500	19,000	104,400
Repayments of borrowings under revolving line of credit	(12,500)	(19,000)	(104,400)
Proceeds from issuance of ordinary shares from share option exercise	1,166	1,300	2,402
Proceeds from issuance of ordinary shares from ESPP	1,242	—	968
Withholding tax on restricted stock units	(20)	(290)	—
Net cash provided by (used in) financing activities	(4,047)	(670)	1,713
Effect of exchange rate changes on cash, cash equivalents and restricted cash *	(2,854)	3,020	2,018
Net increase (decrease) in cash, cash equivalents and restricted cash *	13,250	(27,960)	25,720
Cash, cash equivalents and restricted cash at beginning of period *	98,139	126,099	37,234
Cash, cash equivalents and restricted cash at end of period *	$111,389	$98,139	$62,954

*	Cash balance was adjusted to include restricted cash upon adoption of ASU 2016-18 in fiscal 2019.

# # #

Investor Contacts:

Suzanne Schmidt

Investor Relations for SMART Global Holdings, Inc.

(510) 360-8596

ir@smartm.com